SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: March 11, 1998
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(Date of earliest event reported)


                       Nomura Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)

    Delaware                    33-48481                       13-3672336
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(State or Other                (Commission                  (I.R.S. Employer
Jurisdiction of                File Number)                Identification No.)
 Incorporation)



        Two World Financial Center, Building B, New York, New York 10281
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 667-9300



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Item 5. Other Events.

     Attached as Exhibit 99.1 to this Current Report are certain materials (the "Collateral Term Sheets") furnished to the Registrant by Nomura Securities International, Inc., Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters"), the underwriters in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 1998-D6 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 33-22133) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

     The Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

     Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit 99.1      Collateral Term Sheets.



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     Pursuant to the  requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   NOMURA ASSET SECURITIES CORPORATION


                                   By:   /s/ Perry Gershon
                                         ------------------
                                         Perry Gershon
                                         Managing Director

Date: March 11, 1998